SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of earliest event reported: February 22, 2002

                                  AMTRAN, INC.
             (Exact name of registrant as specified by its charter)

Indiana 35-1617970


Item 9. Regulation FD Disclosure

Amtran, Inc. (the "Company") is furnishing as Exhibit 99 hereto certain selected operating and financial statistics which are being provided to the investment community in a letter dated February 22, 2002.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Amtran, Inc. (Registrant)

                                        /s/ Kenneth K.Wolff
                                        Kenneth K. Wolff
                                        Executive Vice President and Chief
                                        Financial Officer


Date: February 22, 2002


Exhibit 99


                                                            February 22, 2002


The following enclosures contain forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting Amtran, Inc.'s business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon the circumstances. The expected capacity figures are dependent upon delivery and fleet transition schedules that could change. The expected fuel outlook is based upon management's estimation of fuel consumed by the Company's aircraft and future fuel prices that may differ materially from current Company expectations. The Company can provide no assurance that its expectations will be achieved. Amtran, Inc. assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.
Dear Investment Community:

We are pleased to present you with our Amtran, Inc. Investor Update. It contains our current expectations for Amtran's capacity, traffic, and fuel outlook for the full year of 2002. Also included are a fleet plan for all of 2002 and a schedule of capital expenditures for the first two quarters of 2002. This is forward-looking information as described in the above paragraph. We currently expect to update this information once a month, however we are under no obligation to do so and these projections, as always, are subject to change.

                                        Sincerely,
                                        /s/ Kenneth K. Wolff
                                        Kenneth K. Wolff
                                        Executive Vice President and Chief
                                        Financial Officer

                                                    AMTRAN, INC. INVESTOR UPDATE
                                                       As of February 22, 2002

                                        Expected Capacity (expressed in Available Seat Miles)
                                                           (in thousands)



Business Unit                       1st Quarter 2002  2nd Quarter 2002  3rd Quarter 2002  4th Quarter 2002  Full Year 2002
                                       (Forecast)        (Forecast)         (Forecast)       (Forecast)        (Forecast)

Scheduled Service - Jets                 3,016,344        3,237,276         3,527,792        3,682,410        13,463,822

                         (yr/yr)              8.3%            10.8%             19.8%            39.3%             19.2%

Scheduled Service - Commuter                44,855           45,509            46,550           46,700           183,614

                         (yr/yr)             44.4%            33.4%             26.4%             6.7%             26.0%

Military                                   488,075          580,707           581,433          585,439         2,235,654

                         (yr/yr)             -4.5%             0.5%             18.3%             3.3%              4.1%

Charter                                    683,673          457,234           505,770          421,477         2,068,154

                         (yr/yr)            -12.2%           -31.0%            -36.6%            20.6%            -20.1%

Total                                    4,232,947        4,320,726         4,661,545        4,736,026        17,951,244

                         (yr/yr)              2.9%             3.0%              9.1%            31.4%             10.9%



                                       Expected Traffic (expressed in Revenue Passenger Miles)
                                                           (in thousands)


Business Unit                       1st Quarter 2002  2nd Quarter 2002  3rd Quarter 2002  4th Quarter 2002  Full Year 2002
                                       (Forecast)       (Forecast)          (Forecast)       (Forecast)        (Forecast)

Scheduled Service - Jets                 2,285,719        2,523,480         2,661,288        2,519,084         9,989,571

                         (yr/yr)              9.5%             8.4%             15.3%            34.1%             16.2%

Scheduled Service - Commuter                30,557           31,082            29,058           27,323           118,020

                         (yr/yr)             39.0%            29.6%             30.6%             5.9%             25.5%

Military                                   234,702          275,031           295,398          270,976         1,076,107

                         (yr/yr)              1.7%             9.1%             15.6%            19.2%             11.4%

Charter                                    520,981          350,932           224,241          112,822         1,208,976

                         (yr/yr)             -9.6%           -30.4%            -66.8%           -55.7%            -39.9%

Total                                    3,071,959        3,180,525         3,209,985        2,930,205        12,392,674

                         (yr/yr)              5.2%             2.3%             -1.6%            22.8%              6.1%


                                                        Expected Fuel Outlook


                                   1st Quarter 2002    2nd Quarter 2002   3rd Quarter 2002  4th Quarter 2002   Full Year 2002
                                      (Forecast)          (Forecast)        ( Forecast)        (Forecast)        (Forecast)

Price per Gallon ($)                      $0.7695           $0.7584            $0.7632           $0.8035            $0.7743

Gallons Consumed (000)                     58,147            58,732             64,812            65,635            247,326

% Gallons Hedged                             5.4%              5.4%               0.0%              0.0%               2.5%

% Gallons Passed Through                    32.3%             27.5%              26.5%             23.6%              27.3%

                                                   Expected Capital Expenditures 1
                                                       (Dollars in thousands)

Description                                                        1st Quarter 2002             2nd Quarter 2002
                                                                      (Forecast)                   (Forecast)

Flight Equipment                                                        20,000                       35,500

Non-Flight Equipment                                                     1,500                        2,500
                                                                         -----                        -----

Total Capital Expenditures                                              21,500                       38,000

New Aircraft Deposit Activity - Outflow (Inflow)2                       (8,500)                      (3,000)

1.  Estimates exclude the effect of any temporary bridge financing of aircraft.
2.  Figures show the net effect to ATA's cash position from all aircraft deposit activity.

                                 AMTR Fleet Summary Year-End 2001 to Year-End 2002


Aircraft Type                     Operating 12/31/01    Change        Operating
                                       (Actual)       (Projected)     12/31/02
                                                                     (Projected)

Boeing 737-800                            14              +16              30

Boeing 757-200                            15               -               15

Boeing 757-300                            5               +5               10

Boeing 727-200                            10              -10              0

Lockheed L1011                            15              -3               12
                                          --              --               --

Total Jets                                59              +8               67

Saabs                                     11               -               11